Exhibit 99.2

October 2008

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or Jeff.Richardson@53.com.

Jeff Richardson	Jim Eglseder
SVP/Investor Relations	VP/Investor Relations
(513) 534-0983	(513) 534-8424

Quarterly Data

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Ratios (percent)
Return on average assets	(0.28)	(0.73)	1.03	0.06	1.26	1.49	1.47	0.25
Return on average equity	(3.0)	(8.4)	12.3	0.7	13.8	15.7	14.6	2.6
Average equity as a percent of average assets	9.45	8.59	8.43	8.77	9.13	9.53	10.05	9.70
Net interest margin (a)	4.24	3.04	3.41	3.29	3.34	3.37	3.44	3.16
Efficiency (a)	54.2	58.6	42.3	72.6	59.2	54.1	55.8	82.2
Net losses charged off as a percent of average loans and leases	2.17	1.66	1.37	0.89	0.60	0.55	0.39	0.52
Allowance for loan and lease losses as a percent of loans and leases	2.41	1.85	1.49	1.17	1.08	1.06	1.05	1.04
Allowance for credit losses as a percent of loans and leases	2.56	1.98	1.62	1.29	1.19	1.16	1.15	1.14
Nonperforming assets as a percent of loans, leases and other assets, including OREO	3.30	2.57	1.96	1.32	0.92	0.70	0.66	0.61
Allowance for loan and lease losses as a percent of nonperforming assets	72.77	71.87	75.73	88.06	117.10	152.21	158.80	169.62
Allowance for credit losses as a percent of nonperforming assets	77.43	77.08	82.20	96.99	128.24	166.77	174.82	186.33
Common Share Data
Earnings per share	$(0.14)	$(0.37)	$0.54	$0.03	$0.61	$0.69	$0.65	$0.12
Earnings per diluted share	(0.14)	(0.37)	0.54	0.03	0.61	0.69	0.65	0.12
Cash dividends per common share	0.15	0.15	0.44	0.44	0.42	0.42	0.42	0.40
Book value per share	16.65	16.75	17.56	17.18	17.43	17.16	17.82	18.02
Common shares outstanding, excluding treasury	577,486,544	577,529,636	532,106,075	532,671,925	532,626,990	535,696,910	550,077,279	556,252,674
Market price per share:
High	$21.00	$23.75	$28.58	$35.34	$41.17	$43.32	$41.41	$41.57
Low	7.96	8.96	20.25	24.82	33.60	37.88	37.93	37.75
End of period	11.90	10.18	20.92	25.13	33.88	39.77	38.69	40.93
Price/earnings ratio (b)	198.33	12.57	11.19	12.69	16.37	18.58	18.08	19.13
Supplemental Data
Common dividends declared ($ in millions)	$87	$87	$234	$234	$224	$225	$231	$222
Full-time equivalent employees	21,522	21,617	21,726	21,683	20,775	21,033	21,442	21,362
Banking centers	1,298	1,308	1,232	1,227	1,181	1,167	1,161	1,150
ATMs	2,329	2,329	2,221	2,211	2,153	2,132	2,104	2,096

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Income Statement ($ in millions)
Interest income (FTE)	$1,553	$1,213	$1,453	$1,556	$1,535	$1,495	$1,466	$1,551
Interest expense	485	469	627	771	775	750	724	807

Net interest income (FTE)	1,068	744	826	785	760	745	742	744
Provision for loan and lease losses	941	719	544	284	139	121	84	107
Noninterest income:
Electronic payment processing revenue	235	235	213	223	212	205	185	194
Service charges on deposits	172	159	147	160	151	142	126	122
Investment advisory revenue	90	92	93	94	95	97	96	90
Corporate banking revenue	104	111	107	106	91	88	83	82
Mortgage banking net revenue	45	86	97	26	26	41	40	30
Other noninterest income	112	49	177	(113)	93	96	78	58
Securities gains (losses), net	(63)	(10)	27	7	13	—	—	(398)
Securities gains, net - non-qualifying hedges on mortgage servicing rights	22	—	3	6	—	—	—	3

Total noninterest income	717	722	864	509	681	669	608	181
Noninterest expense:
Salaries, wages and incentives	321	331	347	328	310	309	292	300
Employee benefits	72	60	85	56	67	68	87	61
Payment processing expense	70	67	66	68	65	59	52	51
Net occupancy expense	77	73	72	70	66	68	65	65
Technology and communications	47	49	47	47	41	41	40	39
Equipment expense	34	31	31	32	30	31	29	30
Other noninterest expense	346	247	67	339	274	189	188	214

Total noninterest expense	967	858	715	940	853	765	753	760

Income (loss) before income taxes (FTE)	(123)	(111)	431	70	449	528	513	58
Taxable equivalent adjustment	5	6	6	6	6	6	6	6

Income (loss) before income taxes	(128)	(117)	425	64	443	522	507	52
Applicable income taxes	(72)	85	139	48	118	146	148	(14)

Net income (loss)	$(56)	$(202)	$286	$16	$325	$376	$359	$66

Net income (loss) available to common shareholders	$(81)	$(202)	$286	$16	$325	$375	$359	$66

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$9,735	$9,829	$8,993	$8,924	$9,201	$8,616	$9,053	$8,625
Tier II capital	4,244	4,202	4,211	2,809	2,623	2,547	2,581	2,760

Total risk-based capital	$13,979	$14,031	$13,204	$11,733	$11,824	$11,163	$11,634	$11,385

Risk-weighted assets	$114,068	$115,481	$116,451	$115,529	$108,754	$105,950	$103,937	$102,823

Tier I capital ratio	8.53%	8.51%	7.72%	7.72%	8.46%	8.13%	8.71%	8.39%
Total risk-based capital ratio	12.25%	12.15%	11.34%	10.16%	10.87%	10.54%	11.19%	11.07%
Tier I leverage ratio	8.77%	9.08%	8.28%	8.50%	9.23%	8.76%	9.36%	8.44%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,774	$2,853	$3,092	$2,660	$2,494	$2,294	$2,211	$2,705
Available-for-sale and other securities	13,177	12,718	12,421	10,677	10,777	11,015	10,592	11,053
Held-to-maturity securities	360	361	353	355	346	346	347	356
Trading securities	915	241	184	171	155	148	160	187
Other short-term investments	229	286	517	620	765	437	256	840

Total cash and securities	17,455	16,459	16,567	14,483	14,537	14,240	13,566	15,141
Loans held for sale	1,000	889	2,573	4,329	2,761	1,708	1,382	1,150
Portfolio loans and leases	85,498	85,524	80,886	80,253	76,254	75,709	74,821	74,353

Total loans and leases	86,498	86,413	83,459	84,582	79,015	77,417	76,203	75,503
Allowance for loan and lease losses	(2,058)	(1,580)	(1,205)	(937)	(827)	(803)	(784)	(771)
Bank premises and equipment	2,470	2,444	2,265	2,223	2,127	2,063	2,001	1,940
Operating lease equipment	369	364	317	353	283	209	212	202
Goodwill	3,592	3,603	2,460	2,470	2,192	2,192	2,192	2,193
Intangible assets	188	203	143	147	138	147	158	166
Servicing rights	687	701	596	618	626	607	572	524
Other real estate owned	214	208	193	159	127	113	99	88
Other assets	6,879	6,160	6,601	6,864	6,047	5,205	5,605	5,683

Total assets	$116,294	$114,975	$111,396	$110,962	$104,265	$101,390	$99,824	$100,669

Liabilities
Deposits:
Demand	$14,241	$16,259	$14,949	$14,404	$13,174	$13,524	$13,510	$14,331
Interest checking	13,251	14,002	14,842	15,254	14,294	14,672	15,755	15,993
Savings	15,955	16,602	16,572	15,635	15,599	15,036	14,256	13,181
Money market	5,352	6,806	7,077	6,521	6,163	6,334	6,336	6,584
Foreign office	1,999	2,174	2,354	2,572	2,014	1,744	1,495	1,353
Other time	11,778	9,839	9,883	11,440	10,267	10,428	10,869	10,987
Certificates - $100,000 and over	13,173	10,870	4,993	6,738	5,973	6,204	6,776	6,628
Other foreign office	1,711	864	731	2,881	1,898	1,251	191	323

Total deposits	77,460	77,416	71,401	75,445	69,382	69,193	69,188	69,380
Federal funds purchased	2,521	2,447	5,612	4,427	5,130	3,824	1,622	1,421
Other short-term borrowings	8,791	5,628	6,387	4,747	3,796	3,331	2,383	2,796
Other liabilities	3,879	3,684	4,603	4,325	4,166	3,894	4,207	4,492
Long-term debt	12,947	15,046	14,041	12,857	12,498	11,957	12,620	12,558

Total liabilities	105,598	104,221	102,044	101,801	94,972	92,199	90,020	90,647

Shareholders’ Equity
Common and preferred equity	10,986	11,138	11,537	11,496	11,665	11,542	11,440	11,433
Accumulated other comprehensive income related to employee benefit plans	(53)	(54)	(55)	(57)	(55)	(56)	(58)	(59)
Net unrealized gains (losses):
Available-for-sale securities	(47)	(132)	2	(94)	(149)	(230)	(105)	(119)
Qualifying cash flow hedges	41	34	64	25	6	(7)	—	(1)
Treasury stock, at cost	(231)	(232)	(2,196)	(2,209)	(2,174)	(2,058)	(1,473)	(1,232)

Total shareholders’ equity	10,696	10,754	9,352	9,161	9,293	9,191	9,804	10,022

Total liabilities & shareholders’ equity	$116,294	$114,975	$111,396	$110,962	$104,265	$101,390	$99,824	$100,669

Share Data
Preferred shares outstanding	53,550	53,550	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	577,486,544	577,529,636	577,529,636	532,671,925	532,626,990	535,696,910	550,077,279	556,252,674
Treasury shares held	5,940,560	5,897,468	51,321,029	51,516,339	50,800,114	47,730,194	33,349,825	27,174,430

Quarterly Data

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$85,772	$85,212	$84,912	$82,172	$78,243	$77,048	$75,860	$75,262
Taxable securities	13,310	12,554	11,560	11,360	11,180	11,030	10,951	16,685
Tax exempt securities	315	364	403	464	490	508	534	568
Other short-term investments	890	445	634	682	499	203	225	1,051

Total interest-earning assets	100,287	98,575	97,509	94,678	90,412	88,789	87,570	93,566
Cash and due from banks	2,468	2,357	2,236	2,424	2,189	2,235	2,251	2,356
Other assets	13,683	12,370	12,477	11,444	10,330	10,524	10,140	9,440
Allowance for loan and lease losses	(1,654)	(1,204)	(931)	(819)	(800)	(781)	(769)	(760)

Total assets	$114,784	$112,098	$111,291	$107,727	$102,131	$100,767	$99,192	$104,602

Liabilities
Interest-bearing liabilities:
Interest checking	$13,843	$14,396	$14,836	$14,394	$14,334	$15,061	$15,509	$15,744
Savings	16,154	16,583	16,075	15,616	15,390	14,620	13,689	12,812
Money market	6,051	6,592	6,896	6,363	6,247	6,244	6,377	6,572
Foreign office	2,126	2,169	2,443	2,249	1,808	1,637	1,343	1,047
Other time	10,780	9,517	10,884	11,011	10,290	10,780	11,037	10,991
Certificates - $100,000 and over	11,623	8,143	5,835	6,613	6,062	6,511	6,682	6,750
Other foreign office	395	2,948	3,861	2,464	1,981	732	364	1,711
Federal funds purchased	1,013	3,643	5,258	4,189	4,322	3,540	2,505	3,615
Other short-term borrowings	9,613	5,623	4,937	4,890	3,285	2,372	2,400	4,468
Long-term debt	14,392	14,803	13,328	13,188	12,351	12,238	12,242	13,059

Total interest-bearing liabilities	85,990	84,417	84,353	80,977	76,070	73,735	72,148	76,769
Demand deposits	14,225	14,023	13,208	13,345	13,143	13,370	13,185	13,882
Other liabilities	3,726	4,029	4,351	3,959	3,594	4,063	3,889	3,801

Total liabilities	103,941	102,469	101,912	98,281	92,807	91,168	89,222	94,452
Shareholders’ equity	10,843	9,629	9,379	9,446	9,324	9,599	9,970	10,150

Total liabilities & shareholders’ equity	$114,784	$112,098	$111,291	$107,727	$102,131	$100,767	$99,192	$104,602

Average loans and leases (excluding held for sale)	$84,695	$83,537	$80,945	$78,174	$76,295	$75,205	$74,416	$74,032
Average common shares outstanding:
Basic	571,705,319	540,029,899	528,497,585	529,119,898	530,123,356	540,263,755	551,501,038	554,978,470
Diluted	571,705,319	540,029,899	530,372,174	530,938,891	532,470,709	543,228,461	554,174,864	557,654,120

Quarterly Data

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Asset Quality ($ in millions)
Nonaccrual loans and leases	$2,606	$1,988	$1,388	$893	$569	$406	$390	$352
Other assets, including other real estate owned	222	212	204	171	137	122	104	103

Total nonperforming assets	$2,828	$2,200	$1,592	$1,064	$706	$528	$494	$455

Ninety days past due loans and leases	$671	$608	$539	$491	$360	$302	$243	$210

End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$29,424	$28,958	$27,937	$26,079	$23,317	$22,162	$21,479	$20,831
Commercial mortgage	13,355	13,394	12,155	11,967	11,178	11,112	10,909	10,405
Commercial construction	6,002	6,007	5,592	5,561	5,463	5,469	5,688	6,168
Commercial leases	3,642	3,647	3,727	3,737	3,710	3,698	3,694	3,841

Subtotal - commercial	52,423	52,006	49,411	47,344	43,668	42,441	41,770	41,245
Consumer:
Residential mortgage	10,292	10,704	10,985	11,433	9,945	10,038	9,730	9,905
Home equity	12,599	12,421	11,803	11,874	11,737	11,780	11,948	12,154
Automobile loans	8,306	8,362	8,394	11,183	11,043	10,714	10,400	10,028
Credit card	1,688	1,717	1,686	1,591	1,460	1,263	1,111	1,004
Other consumer loans and leases	1,190	1,203	1,180	1,157	1,162	1,181	1,244	1,167

Subtotal - consumer	34,075	34,407	34,048	37,238	35,347	34,976	34,433	34,258

Total loans and leases	$86,498	$86,413	$83,459	$84,582	$79,015	$77,417	$76,203	$75,503

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$28,284	$28,557	$26,617	$24,526	$22,345	$21,587	$20,908	$21,228
Commercial mortgage	13,257	12,590	12,052	11,588	11,117	11,030	10,566	9,929
Commercial construction	6,110	5,700	5,577	5,544	5,499	5,595	6,014	6,099
Commercial leases	3,642	3,747	3,723	3,692	3,700	3,678	3,661	3,762

Subtotal - commercial	51,293	50,594	47,969	45,350	42,661	41,890	41,149	41,018
Consumer:
Residential mortgage	10,711	11,244	11,699	11,181	10,396	10,201	10,166	10,038
Home equity	12,534	12,012	11,846	11,843	11,752	11,886	12,072	12,225
Automobile loans	8,303	8,439	10,542	11,158	10,865	10,552	10,230	9,834
Credit card	1,720	1,703	1,660	1,461	1,366	1,248	1,021	915
Other consumer loans and leases	1,211	1,221	1,196	1,179	1,203	1,271	1,222	1,232

Subtotal - consumer	34,479	34,619	36,943	36,822	35,582	35,158	34,711	34,244

Total average loans and leases	$85,772	$85,213	$84,912	$82,172	$78,243	$77,048	$75,860	$75,262

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial loans and leases	$573	$425	$311	$180	$180	$141	$143	$133
Commercial mortgage	724	524	312	243	146	113	107	84
Commercial construction loans	636	537	408	249	105	65	57	54
Consumer mortgage and construction	474	329	211	121	74	40	38	38
Other consumer loans and leases	199	173	146	100	64	47	45	43

Total nonperforming loans and leases	$2,606	$1,988	$1,388	$893	$569	$406	$390	$352

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(481)	$(365)	$(293)	$(193)	$(127)	$(124)	$(99)	$(118)
Recoveries	18	21	17	19	12	22	28	21

Net losses charged off	$(463)	$(344)	$(276)	$(174)	$(115)	$(102)	$(71)	$(97)